UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) September 24, 2001.

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-25945                 34-1877137
      --------                       ---------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

              601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

      On September 24, 2001 Grand Central Financial Corp. (the "Company") issued a press release which reported the declaration of a cash dividend payable October 23, 2001 to stockholders of record at the close of business on October 9, 2001.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99 Press Release dated September 24, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   September 24, 2001            By: /s/ William R. Williams
                                           -------------------------------------
                                           William R. Williams
                                           President and Chief Executive Officer






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